产品订购协议

甲方：山东润安生物科技有限公司

乙方：重庆九尾猫实业有限公司

根据国家有关法律、法规、甲、乙双方在平等互利、友好协商的基础上，达成如下协议：

一、适用范围

1. 本协议签订时间为 2017 年 9 月 26 日
2. 本协议所指产品为：元宝枫籽油夹心型凝胶糖果规格：30粒/瓶/盒
3. 产品执行标准：Q/RA0002S

二、结算价格：

A：产品：元宝枫籽油夹心型凝胶糖果 单价： 保密

首批数量：500盒；

总价： 保密 ；

三、商品结算方式：

A. 支付形式：预付定金 ， 保密 ， ，尾款结清后当日出货

B. 具体要求：

1. 乙方打款订货，货物可寄存在甲方处，由乙方通知甲方具体发货地址及收货人信息，由甲方代为发货，运费到付。
2. 甲方在乙方把所用包材送至甲方处之日起7个工作日内发货，具体到货时间以物流所用时间为准，节假日除外。
3. 乙方如需甲方发货需提前将货款汇至甲方，甲方收到货款后发货。
4. 乙方余货不足时应提前告知甲方，并打款预定下批产品，方便甲方提前备货。

四、权利与义务：

1. 乙方必须对价格进行保密，如因泄露价格而导致甲方的损失，则由乙方承担。
2. 乙方应向甲方提供公司正规的营业执照、组织机构代码、税务登记证等其他需要证件。
3. 甲方只负责提供产品发货与产品手续，不提供任何产品宣传资料，如因乙方自行制作宣传资料而导致甲方的损失及法律法规问题由乙方负责。
4. 乙方销售方式要在国家准许的范围内，合法销售，如因销售方式而导致甲方的损失及法律法规问题由乙方负责。

5. 本产品为普通食品，销售过程中不得宣传有任何治疗功效，如因乙方违法宣传所导致的经济损失及法律法规问题由乙方负责。

五、送货方式：

☐ 甲方按乙方订单要求，负责准时把商品通过速运公司送至乙方指定的库房或其它地点。

☐ 其它方式：

六、附加条款：

A. 本协议中未尽事宜，双方可另签补充协议，补充协议具有同等的法律效力。

B.. 本协议一式两份，甲乙双方各执一份，本协议双方签字后生效。如有违约，由违约方承担相应经济责任。

七、甲方公司账号：

户名：山东润安生物科技有限公司

账号： 3705 0161 6608 0988 7777

开户行：中国建设银行股份有限公司济南历城支行

甲 方：山东润安生物科技有限公司

甲方地址： 济南市天桥区桑梓店镇梓东大道1号鑫茂齐鲁科技城8号楼601室

甲方代表人： 徐帅

电 话： 13064088828

签字日期： 2017 年 09 月 26 日

乙 方：重庆九尾猫实业有限公司

乙方地址：浙江省杭州市萧山区民和路大象国际中心A座22楼

乙方代表人：杨志

电 话：13302460246

签字日期： 2017 年 09 月 26 日

精诚服务 共创双赢

短期借款合同

借款人（以下简称甲方）：重庆九尾猫互联网现代农业有限公司

贷款人（以下简称乙方）：重庆九尾猫实业有限公司

甲乙双方本着平等、自愿和诚实信用原则，订立以下短期借款协议：

一：借款金额与期限

合同双方协商一致，由乙方向甲方出借资金共计人民币 1000000 元（已于 7 月 13 日转账）。

本合同借款期限为：自 2017 年 7 月 13 日至 2017 年 7 月 31 日。

二：利率与利息

经双方协商一致，本借款为有利息有利率借款。按银行同期年利率 4.38%，折算收取利息。甲方按实际还款日支付利息和本金。

甲方：重庆九尾猫互联网现代农业有限公司　　乙方：重庆九尾猫实业有限公司

日期：2017 年 7 月 13 日　　日期：2017 年 7 月 13 日